UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2009

TOWER BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-12826	25-1445946
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Center Square, Greencastle, Pennsylvania		17225
(Address of principal executive offices)		(Zip Code)

(717) 597-2137

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 11, 2009, Tower Bancorp, Inc. announced that the board of directors declared a special dividend of $1.12 per share payable on March 31, 2009 to shareholders of record on March 20, 2009.  The special dividend is being made in connection with the proposed combination with Graystone Financial Corp. and is conditioned on receipt of final regulatory approvals of the merger prior to the payment on March 31, 2009.

The press release is attached as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01.  Financial Statements and Exhibits

(a)                         Financial Statements and Exhibits

None.

(b)                        Pro Forma Financial Information

None.

(c)                         Shell Company Transactions.

Not applicable.

(d)                     Exhibits.

Exhibit Number	Description
99.1	Tower Bancorp, Inc. Press Release dated March 11, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

TOWER BANCORP, INC.
(Registrant)

Dated: March 11, 2009	/s/ Franklin T. Klink, III
Franklin T. Klink, III
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Tower Bancorp, Inc. Press Release dated March 11, 2009.